Please file this Prospectus Supplement with your records.

EMPIRIC FUNDS, INC.

Core Equity Fund
Supplement dated January 27, 2012 to the Prospectus dated January 31, 2011

The following is added to the Prospectus section entitled, “Management” on page 7:

Assistant Portfolio Manager.  Loren Mark Coffelt joined Empiric in 2007 as a financial analyst.  In December 2011, he was appointed as assistant portfolio manager.

The following is added to the Prospectus section entitled, “Management” under the subsection “Portfolio Manager” on page 11:

Loren Mark Coffelt
Assistant Portfolio Manager of the Advisor

Loren joined Empiric in 2007 as a financial analyst.  In December 2011, he was appointed as assistant portfolio manager.  Loren graduated from St. Edwards University in 2008 with a BBA in Finance and Marketing.

Please retain this Supplement with the Prospectus.
The date of this Supplement is January 27, 2012.

Please file this Statement of Additional Information Supplement with your records.

EMPIRIC FUNDS, INC.

Core Equity Fund
Supplement dated January 27, 2012 to the Statement of Additional Information (the “SAI”)
dated January 31, 2011

The following replaces the SAI section entitled, “Portfolio Manager” beginning on page 80:

PORTFOLIO MANAGERS

The following provides information regarding the portfolio managers, Mark A. Coffelt and Loren M. Coffelt, identified in the Fund’s Prospectus: (1) the dollar range of the portfolio managers’ investments in the Fund; (2) a description of the portfolio managers’ compensation structure; and (3) information regarding other accounts managed by the portfolio managers and potential conflicts of interest that might arise from the management of multiple accounts.

Investments in the Fund
(As of December 31, 2011)

Name of Portfolio Manager	Dollar Range of Securities in the Fund (None, $1-$10,000, $10,001-$50,000, $50,001- $100,000, $100,001 - $500,000, $500,001 - $1,000,000, Over $1,000,000)(1)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Portfolio Manager in Family of Investment Companies

Mark A. Coffelt	Over $1,000,000	Over $1,000,000
Loren M. Coffelt	$1 - $10,000	$1 - $10,000
(1)
This column reflects investments in the Fund’s shares owned directly by a portfolio manager or beneficially owned by a portfolio manager (as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended).  A portfolio manager is presumed to be a beneficial owner of securities that are held by his or her immediate family members sharing the same household.

Description of Compensation Structure

The objective of the Advisor’s compensation program is to provide pay and long-term compensation for its employees that is competitive with the mutual fund/investment advisory market relative to the Advisor’s size, and to align the interests of its investment professionals with that of its clients and overall firm results.  Overall firm profitability determines the total amount of the variable compensation pool that is available for investment professionals.

For the fiscal year ended September 30, 2011, each portfolio manager was compensated with a combination of base salary, variable compensation, deferred compensation, and profit sharing.  Starting with the fiscal year beginning October 1, 2005, each portfolio manager’s total compensation has been determined through an objective process that evaluates numerous factors.  The factors that may be reviewed include the following:

•	Average of after tax and pre tax returns;
•	Risk taken to produce returns;

•	Comparison with a broad market index;
•	Trailing one year performance;
•	Trailing three year performance; and
•	Trading costs.

Compensation for Mr. Mark Coffelt has a component tied to the profitability of the Advisor as well as the component tied to investment performance described above.  The profitability of the Advisor is a function of the Fund’s total net assets, the assets of other accounts and the revenues received from Empiric Distributors, Inc., a broker/dealer that is wholly-owned and controlled by the Advisor (see “Affiliated Transactions”).

Compensation for Mr. Loren Coffelt has a component tied to the profitability of the Advisor as well as the component tied to investment performance described above.  The profitability of the Advisor is a function of the Fund’s total net assets, the assets of other accounts and the revenues received from Empiric Distributors, Inc., a broker/dealer that is wholly-owned and controlled by the Advisor (see “Affiliated Transactions”).

In addition to Mr. Mark Coffelt’s compensation described above, Mr. Mark Coffelt is also the portfolio manager of separately managed accounts.

All members of the Advisor’s staff participate in profit-sharing (technically, salary which is a function of relative corporate profitability, invested entirely in Fund shares).

Other Managed Accounts
(As of December 31, 2011)

The Advisor’s portfolio manager uses proprietary quantitative investment models that are used in connection with the management of the Fund and other separate accounts managed for organizations and individuals.  The following chart reflects information regarding accounts, excluding the Fund, for which the portfolio manager has day-to-day management responsibilities.  Accounts are grouped into three categories:  (i) mutual fund, (ii) other pooled investment vehicles, and (iii) other accounts.  To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out.

Mark Coffelt
			with Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Registered Investment Companies	1	$35,643	0	0
Other Pooled Investments	0	$0	0	0
Other Accounts	35	$17,349,995	0	0

Loren M. Coffelt
			with Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Registered Investment Companies	0	0	0	0
Other Pooled Investments	0	0	0	0
Other Accounts	0	0	0	0

Potential Conflicts of Interest

When a portfolio manager has day-to-day management responsibilities with respect to more than one account, the potential for conflicts of interest may arise.  Set forth below is a description of material conflicts of interest that may arise in connection with a portfolio manager who manages multiple accounts.

The management of multiple accounts may result in a portfolio manager devoting varying periods of time and attention to the management of each account.  As a result, a portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he were to devote substantially more attention to the management of a single fund.  The Advisor believes this problem may be significantly mitigated by its use of quantitative models, which drive stock picking decisions of its actively managed accounts.

If a portfolio manager identifies an investment opportunity that may be suitable for more than one account, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across the eligible accounts.  Accordingly, the Advisor has developed guidelines to address the priority order in allocating investment opportunities.

At times, a portfolio manager may determine that an investment opportunity may be appropriate for only the Fund or other accounts for which he exercises investment responsibility, or may decide that the Fund or other accounts should take differing positions with respect to a particular security.  In these cases, the portfolio manager may place separate transactions for the Fund or other accounts, which may affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or one of the other accounts.

With respect to securities transactions for the Fund, the Advisor determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction.  With respect to certain other accounts (such as other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Advisor may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker.  The Advisor may place separate, non-simultaneous transactions for the Fund and another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other account.  The Advisor seeks to mitigate this problem through a random rotation of order in the allocation of executed trades.

The appearance of a conflict of interest may arise where the Advisor has an incentive, such as a performance based management fee or other differing fee structure, which relates to the management of the Fund or other account but not all accounts with respect to which a portfolio manager has day-to-day management responsibilities.  At the present time, the Advisor does not manage any accounts with a performance based management fee.

The Advisor and the Fund have adopted certain compliance policies and procedures that are designed to address these types of potential conflicts.  However, there is no guarantee that such procedures will detect each and every situation in which an actual or potential conflict may arise.

Please retain this Supplement with the Statement of Additional Information.
The date of this Supplement is January 27, 2012.